Exhibit 99.1

As previously announced, TDS and USM will hold a joint teleconference July 27, 2005 at 10:00 a.m. Chicago time. Interested parties may listen to the call live on the U.S. Cellular web site at www.uscellular.com on the Conference Call page of the Investor Relations section.

Contact:	Kenneth R. Meyers, Executive Vice President - Finance - U.S. Cellular (773) 399-8900 kmeyers@uscellular.com

Mark A. Steinkrauss, Vice President, Corporate Relations - TDS (312) 592-5384 mark.steinkrauss@teldta.com

FOR RELEASE: IMMEDIATE

U.S. CELLULAR REPORTS SECOND QUARTER RESULTS

CHICAGO - July 27, 2005 - United States Cellular Corporation [AMEX:USM] reported service revenues of $691.6 million for the second quarter of 2005, up 4 percent from $662.7 million in the comparable period a year ago. The company recorded operating income of $67.1 million during the quarter compared to $65.9 million in the second quarter of 2004. Net income and basic earnings per share were $37.9 million and $0.44, respectively, compared to net income and basic earnings per share of $38.0 million and $0.44, respectively, in the comparable period one year ago.

Second quarter 2005 operating results do not include any results from operations of the markets sold to ALLTEL Communications, Inc. in November 2004. The markets sold in 2004 contributed $5.6 million of service revenues in the second quarter of 2004.

Second Quarter Highlights

  Customers totaled 5,227,000, a 12 percent increase from 4,684,000 customers one year earlier.
  Net customer activations from distribution channels totaled 94,000 during the quarter, compared to 137,000 activations for the same quarter of 2004. Excluding reseller customer activations, retail net customer activations totaled 81,000 and 104,000 in each respective quarter.
  For the quarter, the company recorded postpay churn of 1.4 percent, which is favorable to industry averages.
  Average monthly retail service revenue per customer declined 5 percent to $39.42 compared to $41.58 in the same period a year ago.

President's Comments
"During the quarter our associates worked tirelessly to deliver the highest levels of customer service, expand our CDMA 1X network, and broaden our distribution system," said John E. Rooney, president and chief executive officer. "We added 94,000 new subscribers in the quarter and recorded an impressive postpay churn rate of 1.4 percent. We improved the quality of our wireless network to include 5,034 cell sites and now offer customers more than 2,200 retail service locations.

"Our easyedgeSM suite of data services now totals over 270 unique applications and has proven to be very popular among our customers. Data revenues for the quarter totaled $31 million, or 4.5 percent of service revenues, representing growth of over 100 percent from the second quarter a year ago. And during the quarter, we were pleased to make our Picture Messaging Service interoperable with Verizon Wireless, further improving the easyedge experience we offer our customers.

"Shortly after the close of the quarter, we introduced SpeedTalkSM, a service that enables wireless phones to function as a 'walkie-talkie' between groups of two to 20 people. It is the first offering of its kind for U.S. Cellular. Introduced on July 7 in all of our markets, the new offering has experienced higher than expected demand to date. We are excited to offer SpeedTalk to our customers, as it adds to our collection of wireless product offerings.

"One of the company's growth objectives has been to strategically expand our regional footprint. With this in mind we are launching service in the St. Louis market tomorrow. St. Louis has a population of 2.9 million and will represent our second largest market after Chicago. We have put in place nearly 300 cell sites to ensure excellent network coverage and have had the network fully functioning for roaming purposes since fourth quarter 2004. We are confident that our emphasis on top-notch customer service, a reliable network and broad retail presence will make for a successful launch. We will talk more about this tomorrow at the official launch in St. Louis."

As previously announced, TDS and U.S. Cellular will hold a joint teleconference July 27, 2005, at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=67422&eventID=1101146, or the conference call page of the Investor Relations section of www.uscellular.com, or connect by telephone at 888/245-6674 with a pass code of 7842057. The conference call will be archived on the conference call section of our web site at www.uscellular.com. Prior to the start of the call, certain financial and statistical information discussed during the conference call comments will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. Investors may access this additional information on the conference call page of the Investor Relations section of the U.S. Cellular web site.

As of June 30, U.S. Cellular Corporation, the nation's seventh largest wireless service carrier, provided wireless service to 5.2 million customers in 25 states. The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements

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include, but are not limited to: changes in circumstances or events that may affect the ability of the company to successfully launch operations in the licensed areas included in the AT&TWireless transaction completed in August 2003; the ability of the company to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which the company operates; changes due to industry consolidation; advances in telecommunications technology; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in the company's markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

U.S. Cellular's web site is www.uscellular.com

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UNITED STATES CELLULAR CORPORATION SUMMARY OPERATING DATA

Quarter Ended	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

Consolidated Markets:
Total population (000s) (1)	44,690	44,576	44,391	45,581	45,581
All customers -
Customer units	5,227,000	5,127,000	4,945,000	4,828,000	4,684,000
Gross customer unit activations	340,000	426,000	408,000	387,000	365,000
Net customer unit activations	94,000	182,000	150,000	144,000	137,000
Market penetration (1)	11.70%	11.50%	11.14%	10.59%	10.28%
Retail customers -
Customer units	4,688,000	4,601,000	4,478,000	4,395,000	4,284,000
Gross customer unit activations	317,000	365,000	358,000	354,000	328,000
Net customer unit activations	81,000	123,000	105,000	111,000	104,000

Cell sites in service	5,034	4,899	4,856	4,713	4,420
Average monthly revenue per unit (2)	$44.51	$44.28	$46.12	$48.49	$47.79
Retail service revenue per unit (2)	$39.42	$39.04	$40.55	$41.51	$41.58
Inbound roaming revenue per unit (2)	$2.24	$1.98	$2.47	$3.39	$3.21
Long-distance/other revenue per unit (2)	$2.85	$3.26	$3.10	$3.59	$3.00
Minutes of use (MOU) (3)	627	584	568	553	542
Postpay churn rate per month (4)	1.4%	1.5%	1.6%	1.6%	1.5%
Marketing cost per gross
customer unit addition (5)	$460	$394	$442	$410	$392
Construction Expenditures (000s)	$143,800	$112,200	$260,300	$131,700	$162,500

(1)	Market penetration is calculated using 2004 Claritas population estimates for 6/30/05 and 3/31/05 and 2003 Claritas estimates for all periods of 2004. "Total population" represents the total population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 6/30/05 total population counts include the population of the market acquired from Cingular Wireless in April 2005. The total population counts on and after 12/31/04 exclude the population of the two markets sold to ALLTEL in November 2004. The 9/30/04 and 6/30/04 total population counts include the population of the market added to consolidated operations as of 1/1/04. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period, nor are the population counts of markets for which Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, was the winning bidder in the Federal Communications Commission's Auction 58 that concluded in February 2005.
(2)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:
Service Revenues per Financial Highlights	$691,574	$668,792	$673,223	$691,964	$662,658
Components:
Retail service revenue during quarter	$612,427	$589,674	$591,972	$592,411	$576,541
Inbound roaming revenue during quarter	$34,844	$29,883	$36,027	$48,402	$44,516
Long-distance/other revenue during quarter	$44,303	$49,235	$45,224	$51,151	$41,601

Divided by average customers during quarter (000s)	5,179	5,035	4,866	4,757	4,622
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$44.51	$44.28	$46.12	$48.49	$47.79
Retail service revenue per unit	$39.42	$39.04	$40.55	$41.51	$41.58
Inbound roaming revenue per unit	$2.24	$1.98	$2.47	$3.39	$3.21
Long-distance/other revenue per unit	$2.85	$3.26	$3.10	$3.59	$3.00

(3)	Average monthly local minutes of use per customer (without roaming).
(4)	Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(5)	This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular's web site, along with additional information related to U.S. Cellular's second quarter results, at www.uscellular.com.

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UNITED STATES CELLULAR CORPORATION
FINANCIAL HIGHLIGHTS
Three Months Ended June 30,
(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2005	2004	Amount	Percent

Operating Revenues
Service	$691,574	$662,658	$28,916	4.4%
Equipment sales	50,348	49,567	781	1.6%

Total Operating Revenues	741,922	712,225	29,697	4.2%

Operating Expenses
System operations (excluding depreciation shown below)	147,738	144,887	2,851	2.0%
Cost of equipment sold	116,977	110,182	6,795	6.2%
Selling, general and administrative	283,676	269,619	14,057	5.2%
Depreciation, amortization and accretion	126,467	122,249	4,218	3.5%
(Gain) on assets held for sale	—	(582)	582	N/	M

Total Operating Expenses	674,858	646,355	28,503	4.4%

Operating Income	67,064	65,870	1,194	1.8%

Investment and Other Income (Expense)
Investment income	16,157	18,361	(2,204)	(12.0%)
Interest and dividend income	4,359	2,118	2,241	105.8%
Interest (expense)	(21,444)	(20,951)	(493)	(2.4%)
Gain (loss) on investments	—	(1,830)	1,830	N/	M
Other income, net	84	292	(208)	(71.2%)

	(844)	(2,010)	1,166	58.0%

Income Before Income Taxes and Minority Interest	66,220	63,860	2,360	3.7%
Income tax expense	26,021	23,094	2,927	12.7%

Income Before Minority Interest	40,199	40,766	(567)	(1.4%)
Minority share of income	(2,263)	(2,782)	519	18.7%

Net Income	$37,936	$37,984	$(48)	(0.1%)

Basic Weighted Average Common Shares Outstanding (000s)	86,708	86,199	509	0.6%
Basic Earnings (Loss) Per Share	$0.44	$0.44	$—	0.0%

Diluted Weighted Average Common Shares Outstanding (000s)	87,375	86,653	722	0.8%
Diluted Earnings (Loss) Per Share	$0.43	$0.44	$(0.01)	(2.3%)

N/M - Percentage change not meaningful

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UNITED STATES CELLULAR CORPORATION
FINANCIAL HIGHLIGHTS
Six Months Ended June 30,
(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2005	2004	Amount	Percent

Operating Revenues
Service	$1,360,366	$1,282,040	$78,326	6.1%
Equipment sales	89,991	87,835	2,156	2.5%

Total Operating Revenues	1,450,357	1,369,875	80,482	5.9%

Operating Expenses
System operations (excluding depreciation shown below)	287,804	282,410	5,394	1.9%
Cost of equipment sold	243,870	230,070	13,800	6.0%
Selling, general and administrative	561,665	527,825	33,840	6.4%
Depreciation, amortization and accretion	253,717	236,143	17,574	7.4%
(Gain) on assets held for sale	—	(725)	725	N/	M

Total Operating Expenses	1,347,056	1,275,723	71,333	5.6%

Operating Income	103,301	94,152	9,149	9.7%

Investment and Other Income (Expense)
Investment income	30,076	32,648	(2,572)	(7.9%)
Interest and dividend income	6,395	2,496	3,899	156.2%
Interest (expense)	(42,182)	(41,266)	(916)	(2.2%)
Gain (loss) on investments	551	(1,830)	2,381	130.1%
Other income, net	284	665	(381)	(57.3%)

	(4,876)	(7,287)	2,411	33.1%

Income Before Income Taxes and Minority Interest	98,425	86,865	11,560	13.3%
Income tax expense	38,824	34,755	4,069	11.7%

Income Before Minority Interest	59,601	52,110	7,491	14.4%
Minority share of income	(4,767)	(4,894)	127	2.6%

Net Income	$54,834	$47,216	$7,618	16.1%

Basic Weighted Average Common Shares Outstanding (000s)	86,558	86,176	382	0.4%
Basic Earnings (Loss) Per Share	$0.63	$0.55	$0.08	14.5%

Diluted Weighted Average Common Shares Outstanding (000s)	87,257	86,682	575	0.7%
Diluted Earnings (Loss) Per Share	$0.63	$0.54	$0.09	16.7%

N/M - Percentage change not meaningful

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UNITED STATES CELLULAR CORPORATION CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS

	June 30, 2005	December 31, 2004

Current Assets
Cash and cash equivalents	$17,562	$40,922
Accounts receivable from customers and other	323,003	317,649
Inventory	55,127	76,918
Prepaid expenses	29,351	31,507
Deferred income tax asset	46,461	83,741
Other current assets	18,056	28,214

	489,560	578,951

Investments
Licenses	1,362,434	1,228,801
Goodwill	426,058	425,918
Customer lists	20,952	24,915
Marketable equity securities	251,115	282,829
Investments in unconsolidated entities	166,310	162,764
Notes and interest receivable—long-term	4,753	4,885

	2,231,622	2,130,112

Property, Plant and Equipment
In service and under construction	4,352,889	4,130,551
Less accumulated depreciation	1,902,593	1,690,832

	2,450,296	2,439,719

Other Assets and Deferred Charges	31,372	33,145

Total Assets	$5,202,850	$5,181,927

NOTE: Certain December 31, 2004 amounts have been changed to conform to current period presentation.

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UNITED STATES CELLULAR CORPORATION CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND SHAREHOLDERS' EQUITY

	June 30, 2005	December 31, 2004

Current Liabilities
Notes payable	$50,000	$30,000
Accounts payable
Affiliates	5,111	5,314
Trade	209,704	254,926
Customer deposits and deferred revenues	109,054	104,578
Accrued taxes	87,342	78,624
Accrued compensation	29,740	49,116
Other current liabilities	27,078	24,308

	518,029	546,866

Long-term Debt	1,161,014	1,160,786

Deferred Liabilities and Credits	824,035	845,812

Minority Interest	43,863	40,373

Common Shareholders' Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,285,843	1,302,496
Treasury Shares	(65,428)	(99,627)
Accumulated other comprehensive income	26,832	31,393
Retained earnings	1,320,610	1,265,776

	2,655,909	2,588,090

Total Liabilities and Shareholders' Equity	$5,202,850	$5,181,927

NOTE: Certain December 31, 2004 amounts have been changed to conform to current period presentation.

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